UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

 Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Walt Disney Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On March 6, 2024, The Walt Disney Company ("Disney") updated its website www.VoteDisney.com, which contains information relating to Disney’s 2024 Annual Meeting of Shareholders. A copy of the updated website content (other than that previously filed) can be found below:

HOW TO VOTE OUR BOARD REASONS TO VOTE The Walt Disney Company EXPERT ANALYSIS NEWS & MEDIA CONTACTS Contacts For questions about the Annual Meeting or how to vote your shares, please call: lnnisfree M&A Incorporated l (877) 456-3463 (toll-free from the U.S. and Canada) + l (412) 232-3651 (from other countries) Media Contact: David Jefferson Corporate Communications The Walt Disney Company l (818) 560-4832 Investor Contact: Alexia Quadrani Investor Relations The Walt Disney Company l (818) 560-6601

HOW TO VOTE OUR BOARD COMPANY NEWS The Walt Disney Company EXPERT ANALYSIS CONTACTS LEGAL NOTICES @votedisney | f in Terms of Use Privacy Policy Your US State Privacy Rights Do Not Sell or Share My Personal Information Children’s Online Privacy Policy Interest-Based Ads ® Disney. All Rights Reserved

HOW TO VOTE OUR BOARD REASONS TO VOTE The Walt Disney Company EXPERT ANALYSIS NEWS & MEDIA COMPANY NEWS SHAREHOLDER MATERIALS CONTACTS Shareholder Materials Downloads PDF March 6, 2024 Disney Separates fact from fiction,highlighting false activist claims. PDF February 26, 2024 Letter to Shareholders Disney highlights progress made and promises kept PDF February 14, 2024 Shareholder Brochure See how Disney is delivering on its strategy: Learn how to vote PDF February 12, 2024 Letter to Shareholders Learn more about Disney's exciting announcements and strong financial results PDF February 7, 2024 Q1 FY24 Earnings Presentation PDF February 1, 2024 Letter to Shareholders Read why Disney's board nominees are best-qualified to sustain shareholder value View All

FAQs Your vote is important. Please vote as promptly as possible. When is Disney's Annual Meet ing of Shareholders? Disney's Annual Meeting of Shareholders is April 3, 2024. What color is the Disney proxy card? Disney's proxy card is WHITE. Shareholders voting by mail should mark, sign and date the WHITE proxy card or the WHITE voting instruction form, voting only FOR Disney's 12 nominees, not the Trian Group or Blackwells nominees. Only your latest-dated proxy will count. What should I do with the green / blue proxy cards? Shareholders may simply discard and not use the blue or green proxy cards.

What happens if I voted using another card? If you inadvertently voted using a blue proxy card or a green proxy card, you may simply cancel that vote by voting again TODAY using Disney's WHITE proxy card. Only your latest dated vote counts, What if I voted for more than 12 directors? Voting "FOR" more than 12 nominees invalidates your vote with respect to the Election of Directors. Please vote your shares again FOR no more than the 12 Disney nominees by internet, telephone or mail using the instructions on the WHITE proxy card. Only your latest-dated proxy will count. Who can I contact if I have questions? If you have any quest ions or require any assistance with voting your shares, please call Disney's proxy solicitor, Innis-free M&A incorporated. Shareholders may call 1 (877) 456-3463 (toll-free from the U.S. and Canada) or +1 (412) 232-36S1 (from other countries).

Forward-Looking Statements
Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations; beliefs; plans; strategies; business or financial prospects or outlook; future shareholder value; expected growth and value creation; profitability; investments; capital allocation, including dividends and share repurchases; earnings expectations; expected drivers and guidance, including free cash flow and funding sources; expected benefits of new initiatives; cost reductions and efficiencies; content offerings; priorities or performance; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements.

Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives (including capital investments, asset acquisitions or dispositions, new or expanded business lines or cessation of certain operations), our execution of our business plans (including the content we create and intellectual property we invest in, our pricing decisions, our cost structure and our management and other personnel decisions), our ability to quickly execute on cost rationalization while preserving revenue, the discovery of additional information or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations and economic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content, competition for talent and competition for advertising revenue, consumer preferences and acceptance of our content and offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising and sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses and productions; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products.

Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission (the “SEC”), including, among others, quarterly reports on Form 10-Q.

Additional Information and Where to Find it
Disney has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Disney’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY DISNEY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Disney free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Disney are also available free of charge by accessing Disney’s website at http://www.disney.com/investors.

Participants
Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s definitive proxy statement for its 2024 Annual Meeting, which was filed with the SEC on February 1, 2024. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.